Exhibit 99



                        AMENDMENT NO. 6 TO LOAN AGREEMENT

         AGREEMENT (this "Agreement"), made as of the 30th day of December, 2009, by and between COMVEST CAPITAL LLC, a Delaware limited liability company (the "Lender"), and ALANCO TECHNOLOGIES, INC., an Arizona corporation (the "Borrower");

                              W I T N E S S E T H:


         WHEREAS, the Lender and the Borrower are parties to a Loan Agreement dated as of September 28, 2006 (as heretofore amended by Amendment No. 1 dated as of May 4, 2007 ("Amendment No. 1"), Amendment No. 2 dated as of July 20, 2007 ("Amendment No. 2"), Amendment No. 3 dated as of December 27, 2007
("Amendment No. 3"), Amendment No. 4 dated February 5, 2008 ("Amendment No. 4"), and Amendment No. 5 dated August 22, 2008 ("Amendment No. 5"), the "Loan Agreement"), the terms and conditions of which are hereby incorporated herein by reference); and

         WHEREAS, the Borrower desires to delay the scheduled principal payment currently due January 1, 2010 in exchange for enhanced conversion rights granted to Lender; and

         WHEREAS, by reason of the foregoing the Borrower has requested certain modifications to the Loan Agreement as set forth herein; and

         WHEREAS, the Lender is willing to make such modifications to the Loan Agreement, on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree, subject to and effective on the date hereof, as follows:

         1.       Definitions.

                  (a) Except as otherwise defined herein, all capitalized terms used in this Agreement have the respective meanings ascribed to them in the Loan Agreement.

                  (b) The definition of "Note" contained in the Loan Agreement is hereby amended so as to read in full as follows:

         "Note" shall mean the Second Amended and Restated Convertible Term Note of the Borrower in the principal amount of $850,000 issued to the Lender pursuant to Amendment No. 6.

                  (c) The following new definition is hereby added to Section
1.01 of the Loan Agreement in the appropriate alphabetical location:

         "Amendment No. 6" shall mean the Amendment No. 6 to Loan Agreement dated as of December 30, 2009 by and between the Lender and the Borrower.

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         2.       Replacement of Note.

                  (a) Simultaneously herewith, the Borrower shall issue to the Lender a Second Amended and Restated Convertible Term Note in substantially the form annexed hereto.

                  (b) All provisions of the Loan Agreement providing conversion rights in respect of the Note (as in effect prior to this Agreement) shall, upon the execution and delivery of the Second Amended and Restated Convertible Term Note described in Section 2(a) above, be superseded in their entirety by the provisions of such Second Amended and Restated Convertible Term Note.

         3. No Novation. The Borrower hereby acknowledges, confirms and agrees that none of the amendments effected by this Agreement constitutes or shall constitute a novation of any of the Obligations.

         4. Ongoing Force and Effect. Except as and to the extent expressly provided in this Agreement, all covenants, terms and conditions of the Loan Documents shall remain unchanged and in full force and effect. From and after the effectiveness of this Agreement, all references to the Loan Agreement contained in the Loan Documents shall mean and refer to the Loan Agreement as amended by this Agreement, and all references to the Note contained in the Loan Documents shall mean and refer to the Second Amended and Restated Convertible Term Note described in Section 2(a) above.

         5. Expenses. The Borrower shall pay or reimburse the Lender on demand for all out-of-pocket costs, charges and expenses of the Lender (including reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Agreement.

         6.       Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except by means of a written agreement signed by the party to be charged therewith, and then only in the specific instance and for the specific purpose stated therein.

                  (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower shall have no right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lender.

                  (d) The paragraph headings in this Agreement are included for convenience of reference only, and shall not affect the construction or interpretation of any of the provisions hereof.

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         IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                           COMVEST CAPITAL LLC

                                           By: _________________________________
                                               Name:  Larry E. Lenig, Jr.
                                               Title: Vice Chairman

                                           ALANCO TECHNOLOGIES, INC.

                                           By: _________________________________
                                               Name:
                                               Title: